UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Quotient Technology Inc.

(Name of Registrant as Specified In Its Charter)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of QUOTIENT TECHNOLOGY INC. To Be Held On: June 3, 2019 at 10:00 a.m. Pacific Time at 400 Logue Avenue, Mountain View, CA 94043 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/24/19. Please visit http://www.astproxyportal.com/ast/18720/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. Election of three Class II directors to hold office until the 2022 Annual Meeting of Stockholders and their successors are elected and qualified, subject to earlier resignation or removal: Steven Boal Robert McDonald Michelle McKenna Please note that you cannot use this notice to vote by mail. 2. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with Securities and Exchange commission rules. 3. To indictate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers. 4. To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as Quotient Technology Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019. 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2 AND 4, AND “1 YEAR” FOR PROPOSAL 3.